                                                                    EXHIBIT 99.7

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.         CASE NUMBER: 01-10964 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that I have examined the attached January Monthly Operating Report (Attachments 1 through 9) and, to the best of my knowledge, these documents are true, correct, and complete.




/s/ NICHOLAS J. DAVISON
-------------------------------------
Nicholas J. Davison
Senior Vice President, Finance

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.         CASE NUMBER: 01-10964 (EIK)

                            MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                    CONTENTS
                                    --------

Attachment 1                        Summary of Bank and Investment Accounts

Attachment 2                        Schedule of Receipts and Disbursements

Attachment 3                        Bank and Investment Account Statements

Attachment 4                        Income Statement

Attachment 5                        Balance Sheet

Attachment 6                        Summary of Due To/Due From Intercompany Accounts

Attachment 7                        Accounts Receivable Aging

Attachment 8                        Accounts Payable Detail

Attachment 9                        Notes to January 2002 Monthly Operating Report


                     Summary Of Bank And Investment Accounts       Attachment 1
                      Delta Queen Coastal Voyages, L.L.C.
Summary                       Case No: 01-10964 (EIK)                 Unaudited
Delta Queen                 For Month Of January, 2002
Coastal Voyages

                                       Balances
                           --------------------------------     Receipts &         Bank
                              Opening           Closing         Disbursements      Statements      Account
Account                    As Of 1/01/02      As Of 1/31/02     Included           Included        Reconciled
-------                    -------------     --------------     -------------      -----------     ----------
No Bank Or Investment            NA               NA                NA                 NA            NA
Accounts


                            Receipts & Disbursements               Attachment 2
                      Delta Queen Coastal Voyages, L.L.C.
Summary                      Case No: 01-10964 (EIK)
Delta Queen                For Month Of January, 2002
Coastal Voyag
Attach 2&3

         No Receipts Or Disbursements Due To No Bank Or Investment Accounts

                  Concentration & Investment Account Statements    Attachment 3
                      Delta Queen Coastal Voyages, L.L.C.
Summary                      Case No: 01-10964 (EIK)
Delta Queen                For Month Of January, 2002
Coastal Voyag
Attach 2&3

         No Statements Due To No Concentration Or Investment Accounts

                              AMCV US SET OF BOOKS
                         INCOME STATEMENT - ATTACHMENT 4
                             Current Period: JAN-02

currency USD
  Company=30 (DELTA QUEEN COAST VOY)

                                                         PTD-Actual
                                                           JAN-02
                                                         ----------
Revenue
  Gross Revenue                                                0.00
  Allowances                                                   0.00
                                                         ----------
  Net Revenue                                                  0.00
Operating Expenses
  Air                                                          0.00
  Hotel
  Commissions                                                  0.00
                                                               0.00
  Onboard Expenses                                             0.00
  Passenger Expenses                                           0.00
  Vessel Expenses                                              0.00
  Layup/Drydock Expense                                        0.00
  Vessel Insurance                                             0.00
                                                         ----------
  Total Operating Expenses                                     0.00
                                                         ----------
  Gross Profit                                                 0.00
SG&A Expenses
   Sales & Marketing                                           0.00
   Pre-Opening Costs                                           0.00
                                                         ----------
  Total SG&A Expenses                                          0.00
                                                         ----------
  EBITDA                                                       0.00
  Depreciation                                                 0.00
                                                         ----------
  Operating Income                                             0.00
  Other Expense/ (Income)
  Interest Income                                              0.00
  Interest Expense                                             0.00
  Equity in Earnings for Sub                             (80,510.00)
  Reorganization expenses                                      0.00
                                                         ----------
  Total Other Expense/ (Income)                           80,512.64
                                                         ----------
  Net Pretax Income/(Loss)                               (80,512.64)
                                                         ----------
  Income Tax Expense                                           0.00
                                                         ----------
  Net Income/ (Loss)                                     (80,512.64)
                                                         ----------


                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

currency USD
  Company=30 (DELTA QUEEN COAST VOY)

                                                            YTD-Actual                YTD-Actual
                                                            JAN-02                    OCT-01
                                                            --------------            --------------
ASSETS

       Cash and Equivalent                                            0.00                      0.00

       Restricted Cash                                                0.00                      0.00

       Marketable Securities                                          0.00                      0.00

       Accounts Receivable                                            0.00                      0.00

       Inventories                                                    0.00                      0.00

       Prepaid Expenses                                               0.00                      0.00

       Other Current Assets                                           0.00                      0.00

                                                            --------------            --------------
              Total Current Assets                                    0.00                      0.00

       Fixed Assets                                                   0.00                      0.00

       Accumulated Depreciation                                       0.00                      0.00

                                                            --------------            --------------
              Net Fixed Assets                                        0.00                      0.00

       Net Goodwill                                                   0.00                      0.00

       Intercompany Due To/From                                (411,482.06)              (411,482.06)

       Net Deferred Financing Fees                                    0.00                      0.00

       Net Investment in Subsidiaries                       (13,427,299.97)           (12,652,491.22)

       Other Non Current Assets                                       0.00                      0.00

                                                            --------------            --------------
              Total Other Assets                            (13,838,782.03)           (13,063,973.28)

                                                            --------------            --------------
              Total Assets                                  (13,838,782.03)           (13,063,973.28)
                                                            ==============            ==============

                              AMCV US SET OF BOOKS
                          BALANCE SHEET - ATTACHMENT 5
                             Current Period: JAN-02

currency USD
  Company=30 (DELTA QUEEN COAST VOY)

                                                            YTD-Actual                YTD-Actual
                                                            JAN-02                    OCT-01
                                                            --------------            --------------
LIABILITIES

       Accounts Payable                                               0.00                      0.00

       Accrued Liabilities                                            0.00                      0.00

       Deposits                                                       0.00                      0.00

                                                            --------------            --------------
              Total Current Liabilities                               0.00                      0.00

       Long Term Debt                                                 0.00                      0.00

       Other Long Term Liabilities                           (2,896,625.10)            (2,896,625.10)

                                                            --------------            --------------
              Total Liabilities                              (2,896,625.10)            (2,896,625.10)

OTHER

       Liabilities Subject to Compromise                              0.00                      0.00

                                                            --------------            --------------
              Total Other                                             0.00                      0.00

OWNER'S EQUITY

       Common Stock                                                   0.00                      0.00

       Add'1 Paid In Capital                                          0.00                      0.00

       Current Net Income (Loss)                                (80,512.64)            (6,703,754.04)

       Retained Earnings                                    (10,861,644.29)            (3,463,594.14)

                                                            --------------            --------------
              Total Owner's Equity                          (10,942,156.93)           (10,167,348.18)

                                                            --------------            --------------
              Total Liabilities & Equity                    (13,838,782.03)           (13,063,973.28)
                                                            ==============            ==============

                      Delta Queen Coastal Voyages, L.L.C.
                                  ATTACHMENT 6
                    Summary List of Due To/Due From Accounts
                     For the Period Ending January 31, 2002


                                                                      BEGINNING                                       ENDING
AFFILIATE NAME                               CASE NUMBER              BALANCE             DEBITS      CREDITS         BALANCE
--------------                               ------------             ---------           ------      -------         -----------
American Classic Voyages Co.                 01-10954                (934,299.38)            --           --          (934,299.38)
AMCV Cruise Operations, Inc.                 01-10967                 191,346.38             --           --           191,346.38
The Delta Queen Steamboat Co.                01-10970                 901,221.80             --           --           901,221.80
Great AQ Steamboat, L.L.C.                   01-10960                (144,264.37)            --           --          (144,264.37)
Great Pacific NW Cruise Line, L.L.C.         01-10977                (118,887.26)            --           --          (118,887.26)
Great River Cruise Line, L.L.C.              01-10963                 (18,978.71)            --           --           (18,978.71)
Great Ocean Cruise Line, L.L.C.              01-10959                 (85,950.95)            --           --           (85,950.95)
Cape Cod Light, L.L.C.                       01-10962                  (1,302.19)            --           --            (1,302.19)
Cape May Light, L.L.C.                       01-10961                (200,367.38)            --           --          (200,367.38)
                                                                   ---------------------------------------------------------------
                                                                     (411,482.06)            --           --          (411,482 06)
                                                                   ===============================================================

                          Delta Queen Coastal Voyages, L.L.C.

                            Accounts Receivable Aging
                             As of January 31, 2002

                                  Attachment 7

                                 Not Applicable

                       Delta Queen Coastal Voyages, L.L.C.

                             Accounts Payable Detail
                             As of January 31, 2002

                                  Attachment 8

                                 Not Applicable

DEBTOR: DELTA QUEEN COASTAL VOYAGES, L.L.C.          CASE NUMBER: 01-10964 (EIK)

                      PRELIMINARY MONTHLY OPERATING REPORT
                             AS OF JANUARY 31, 2002
                                       AND
                            FOR THE MONTH THEN ENDED

                                  ATTACHMENT 9
                    NOTES TO JANUARY MONTHLY OPERATING REPORT

The information contained herein is unaudited.

All assets presented herein continue to be held at historical book values, net of accumulated depreciation or amortization. The Company has not attempted to adjust its books to reflect fair market values of its assets, nor has it attempted to adjust asset book values to reflect any potential impairments.

Liabilities included in these financial statements reflect amounts known by the Company to have been incurred. The Company has listed in prior filings with the United States Trustee potential additional claims it believes may be asserted against the Company.

To the best of the Debtor's knowledge and belief, based on currently available information, all Federal income and payroll taxes due and owing have been paid.

1. Other long-term liabilities consists of deferred tax assets and liabilities, net. Deferred tax assets and liabilities have been recognized for the expected future tax consequences of temporary differences between carrying amounts and the tax bases of assets and liabilities. The Debtor has not recorded adjustments to these amounts pending the outcome of Chapter 11 proceedings.